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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) -- MARCH 5, 1999



                                    PALADYNE CORP.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                DELAWARE               0-22969              59-3562953

             (STATE OR OTHER        (COMMISSION          (I.R.S. EMPLOYER
              JURISDICTION          FILE NUMBER)        IDENTIFICATION NO.)
            OF INCORPORATION)


          615 CRESCENT EXECUTIVE COURT,
          SUITE 128, LAKE MARY, FLORIDA                             32746
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                            REGISTRANT'S TELEPHONE NUMBER,
                         INCLUDING AREA CODE -- (407) 333-2488


                               SYNAPTX WORLDWIDE, INC.
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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          ITEM 5.   OTHER EVENTS

               Effective March 5, 1999, Synaptx Worldwide, Inc., a Utah corporation ("Synaptx"), completed a reincorporation (the "Reincorporation"), whereby the surviving company (or successor registrant) is Paladyne Corp., a Delaware corporation ("Paladyne"). The primary purpose of the Reincorporation was to migrate to the State of Delaware and to change the corporate name to Paladyne Corp. The shareholders of Synaptx approved the Reincorporation at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") held on March 3, 1999.

               Paladyne has an authorized capitalization consisting of
          (i) 25,000,000 shares of common stock, $.001 par value ("Paladyne Common Stock"), of which 6,584,452 shares are outstanding after the Reincorporation, and (ii) 10,000,000 shares of Preferred Stock, $.001 par value, of which 137,143 of the Series A Convertible Preferred Stock are outstanding after the Reincorporation. The Reincorporation was effected by a migratory merger (the "Merger") between Synaptx and Paladyne, which was a newly-formed, wholly-owned subsidiary of Synaptx. Upon the Merger the outstanding shares of Synaptx Common Stock were exchanged on a one-for-one basis for shares of Paladyne Common Stock and the outstanding shares of Synaptx Series A Convertible Preferred Stock were exchanged on a one-for-one basis for shares of Paladyne Series A Convertible Preferred Stock, whereby the former Synaptx shareholders received the same proportionate ownership interest in Paladyne that they had in Synaptx.
          Paladyne has a 1999 Stock Option Plan under which options may be granted for the purchase of 2,500,000 shares of Paladyne Common Stock. Options were granted under the Paladyne Option Plan for outstanding options under the Synaptx 1996 Stock Option Plan and on the same terms as the Synaptx options.

               Upon the Reincorporation, Paladyne succeeded to all the business, properties, assets and liabilities of Synaptx. The Reincorporation did not result in any change of management.

               Pursuant to Rule 12g-3(f) under the Securities Exchange Act of 1934, as amended, by reason of the Reincorporation, the Paladyne Common Stock became registered pursuant to Section 12(g) thereof. The Paladyne Common Stock is traded on the OTC-Bulletin Board under the symbol "PLDY". Letters of Transmittal are being sent to the former Synaptx shareholders requesting that they exchange their Synaptx stock certificates for Paladyne stock certificates.

               In addition to approving the Reincorporation, at the Annual Meeting the shareholders of Synaptx also (i) elected Peter B. Atwal, John D. Foster, Kenneth W. Horn, William N. Kashul, Sr., James L. McGovern and Ronald L. Weindruch as directors and
          (ii) approved an amendment to Synaptx's 1996 Stock Option Plan to increase the number of shares authorized for issuance thereunder to 2,500,000. Upon the Reincorporation, the Board of Directors was divided into three classes with one class to be elected annually. Messrs. Horn and Kashul were designated as Class I directors to serve until the 2000 annual meeting, Messrs. Atwal and McGovern were designated as Class II directors to serve until the 2001 annual meeting and Messrs. Foster and Weindruch were designated as Class III directors to serve until the 2002 annual meeting.


          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               3.1   Certificate of Incorporation for Paladyne.

               3.2   By-Laws for Paladyne.

               3.3 Articles of Merger of Synaptx into Paladyne, dated March 3, 1999, as filed with the Division of Corporations and Commercial Code of the State of Utah on March 8, 1999.

               3.4 Certificate of Merger of Synaptx into Paladyne, dated March 3, 1999, as filed with the Secretary of State of the State of Delaware on March 5, 1999.

               10.1 Agreement and Plan of Merger, dated January 19, 1999, between Synaptx and Paladyne.

                                     -2-

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               10.2  Paladyne 1999 Stock Option Plan.

               99.1  Press Release, dated March 10, 1999.


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                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PALADYNE CORP.


                                   By: /s/ Ronald L. Weindruch
                                      -----------------------------------
                                      Name:  Ronald L. Weindruch
                                      Title:  President and Chief Executive
                                              Officer


          Dated:  March 24, 1999



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                                    Exhibit Index
                                    -------------

               Exhibit        Description
               -------        -----------

               3.1            Certificate of Incorporation for Paladyne.

               3.2            By-Laws for Paladyne.

               3.3 Articles of Merger of Synaptx into Paladyne, dated March 3, 1999, as filed with the Division of Corporations and Commercial Code of the State of Utah on March 8, 1999.

               3.4 Certificate of Merger of Synaptx into Paladyne, dated March 3, 1999, as filed with the Secretary of State of the State of Delaware on March 5, 1999.

               10.1           Agreement and Plan of Merger, dated
                              January 19, 1999, between Synaptx and
                              Paladyne.

               10.2           Paladyne 1999 Stock Option Plan.

               99.1           Press Release, dated March 10, 1999.